Crusade Euro Trust
Servicing Agreement
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St. George Bank Limited (Servicer)

Crusade Management Limited (Manager)

National Mutual Trustees Limited (Trustee)

Transaction Description here

Allen Allen & Hemsley
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333

(Copyright) Copyright Allen Allen & Hemsley 1999

Crusade Euro Trust Servicing Agreement                                           Allen Allen & Hemsley
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Table of Contents

1.       Definitions and interpretation                                                         1

         1.1      Definitions                                                                   1

         1.2      Interpretation                                                                3

         1.3      Limitation of Trustee's Liability                                             3

         1.4      Supplementary Terms Notice                                                    4

         1.5      Knowledge of Trustee                                                          4

         1.6      Knowledge of Servicer                                                         4

2.       Appointment of servicer                                                                4

         2.1      Appointment                                                                   4

         2.2      General duties and standard of care                                           4

         2.3      Powers                                                                        4

         2.4      Records                                                                       5

         2.5      Servicer's power to delegate                                                  5

         2.6      Servicer's power to appoint advisers                                          6

         2.7      Legal title                                                                   6

         2.8      Transfer of custody of Relevant Documents                                     6

         2.9      License to enter Servicer's premises                                          6

3.       Undertakings                                                                           6

         3.1      Servicing Undertakings                                                        6

         3.2      Undertakings of Servicer in its capacity as an Approved Seller               11

         3.3      Material Adverse Effect                                                      12

4.       Procedures manual                                                                     12

         4.1      Trustee bound by acts of Servicer                                            12

         4.2      No liability for compliance                                                  12

         4.3      Amendments to Procedures Manual                                              12

5.       Collection and remittance of moneys                                                   12

         5.1      Collection of moneys                                                         12

         5.2      Remittances                                                                  13

         5.3      Remittances to Trustee                                                       13

         5.4      Payments and Computations, etc.                                              14

         5.5      Report by Servicer                                                           14

         5.6      No Right of Set-Off                                                          14

6.       Servicer fees                                                                         14

         6.1      Fee                                                                          14

         6.2      Expenses of Servicer                                                         14

7.       Termination                                                                           15

                                                                        Page (i)

Crusade Euro Trust Servicing Agreement                     Allen Allen & Hemsley
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         7.1      Expiry of Term                                                               15

         7.2      Servicer Transfer Event                                                      15

         7.3      Resignation                                                                  15

         7.4      Survival                                                                     16

         7.5      Release of outgoing Servicer                                                 16

         7.6      New Servicer to execute deed                                                 16

         7.7      Settlement and discharge                                                     16

8.       Indemnity                                                                             16

         8.1      Indemnity                                                                    17

         8.2      Limitation of liability                                                      17

         8.3      No liability for acts of certain persons                                     17

         8.4      No liability for loss etc                                                    17

         8.5      Method of claiming under indemnity                                           17

         8.6      Time of Payment                                                              18

9.       Representations and warranties                                                        18

         9.1      Representations and Warranties                                               18

         9.2      Reliance                                                                     18

         9.3      Survival of Representations and Indemnities                                  18

10.      The servicer may act as banker                                                        18

11.      Administrative provisions                                                             18

         11.1     Notices                                                                      18

         11.2     Governing Law and Jurisdiction                                               18

         11.3     Assignment                                                                   19

         11.4     Amendment                                                                    19

         11.5     Severability clause                                                          19

         11.6     Costs and Expenses                                                           19

         11.7     Waivers:  Remedies Cumulative                                                19

SCHEDULE 1                                                                                     21

         RECEIVABLES REGISTER INFORMATION                                                      28

                                                                       Page (ii)

Date
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Parties
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1.       St.George Bank Limited (ACN 055 513 070) incorporated in New South
         Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217
         (Servicer);

2.       Crusade Management Limited (ACN 072 715 916) incorporated in New South
         Wales of 4-16 Montgomery Street, Kogarah, New South Wales 2217
         (Manager); and

3.       National Mutual Trustees Limited (ACN 004 029 841) of Level 2, 65
         Southbank Boulevard, South Melbourne, Victoria 3205 in its capacity as trustee of each Relevant Trust (Trustee)

Recitals
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A        The Trustee and the Manager agree to retain the Servicer to provide the
         Services in relation to the Receivables and Receivable Rights for certain Trusts.

B        The Trustee and the Manager propose that the Servicer undertake the
         Services in relation to those Receivables and Receivable Rights that it sells to the Trustee for so long as the Servicer holds legal title to those Receivables and Receivable Rights.

C        The parties acknowledge that the Servicer is engaged by this Agreement only to service the Receivables and the Receivable Rights and that it is not engaged in any way to manage the Relevant Trust or the Assets of the Relevant Trust, which task is that of the Manager under the Master
         Trust Deed.

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         IT IS AGREED as follows

1.       Definitions and interpretation
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1.1      Definitions

         In this Agreement, terms defined in the Master Trust Deed or a
         Supplementary Terms Notice in relation to a Relevant Trust have the same meaning and the following definitions apply unless the context otherwise requires.

         Civil Penalty Payment has the meaning given in Section 30.15 of the
         Master Trust Deed.

         Eligible Servicer means any suitably qualified person whose appointment as Servicer under this Agreement will not materially prejudice the interests of the Noteholders and, if required by the Mortgage Insurance
         Policy, approved by the Mortgage Insurer.

         Law means any statute, rule, regulation, ordinance, order or decree of any Government Agency, and includes, without limitation the Consumer
         Credit Legislation and the Code of Banking Practice.

         Master Trust Deed means the Master Trust Deed between the Trustee, the
         Manager and the Servicer dated on or about the date of this Agreement.

         Material Default means, with respect to a Receivable:

                                                                          Page 1

         (a)      a failure by an Obligor to pay any amount payable pursuant to the relevant Receivable which failure causes the Receivable to be in Arrears and which failure to pay continues for a period of 90 days; or

         (b)      the occurrence of an event of default, howsoever described
                  (other than a failure by an Obligor to pay an amount under the relevant Receivable) under that Receivable or any related
                  Receivable Right unless the Servicer reasonably determines that such event of default is of a minor or technical nature and will not result in a Material Adverse Effect.

         Procedures Manual means, in relation to a Portfolio of Receivables, those policies and procedures of the Servicer relating to the origination, servicing and enforcement of those Receivables, Receivable
         Securities and Related Securities as those policies and procedures are amended in accordance with this Agreement, and applied from time to time in the Servicer's ordinary course of business.

         Receivable has the meaning in the Master Trust Deed, but relates only to Receivables held by the Trustee under a Relevant Trust.

         Receivable Rights has the meaning in the Master Trust Deed, but relates only to Receivable Rights held by the Trustee under a relevant Trust.

         Receivable Securities has the meaning in the Master Trust Deed, but relates only to Receivable Securities held by the Trustee under a
         Relevant Trust.

         Receivables Register means a register of Receivables for each Trust and
         Warehouse Trust maintained by the Servicer and stored on computer disk or other electronic form. In relation to Mortgages it shall contain the information in respect of each Mortgage set out in Schedule 1.

         Relevant Trust means a Trust in relation to which the Servicer has been appointed, and has agreed to act, as Servicer under clause 2.1 and a
         Supplementary Terms Notice.

         Services means the services provided or to be provided by the Servicer under this Agreement.

         Servicer Transfer Event means the occurrence of any of the following:

         (a)      an Insolvency Event occurs with respect to the Servicer;

         (b)      the Servicer fails to pay any amount in accordance with any
                  Transaction Document within 10 Business Days of receipt of a notice to do so from either the Trustee or the Manager;

         (c)      the Servicer fails to comply with any of its other obligations under any Transaction Document and such action has had, or, if continued will have, a Material Adverse Effect (as determined by the Trustee) and, if capable of remedy, the Servicer does not remedy that failure within 30 days after the earlier of:

                  (i)      the Servicer becoming aware of that failure; and

                  (ii)     receipt of a notice from either the Trustee or the
                           Manager;

         (d)      any representation, warranty or certification made by the
                  Servicer is incorrect when made and is not waived by the
                  Trustee or, if capable of remedy, remedied to the Trustee's reasonable satisfaction within 45 days after notice from the
                  Trustee, and the Trustee determines that breach would have a
                  Material Adverse Effect; or

         (e)      if it is unlawful for the Servicer to perform the Services.

         Supplementary Terms Notice means each Supplementary Terms Notice dated on or after the date of this Agreement relating to a Relevant Trust.

         Term means the period from the date of this Agreement until the earlier of:

         (a)      the date on which this Agreement is terminated pursuant to clause 7.2;

         (b)      the date which is one month after the Notes in relation to each Relevant Trust have been redeemed in full in accordance with the Transaction
                                                                          Page 2

                  Documents and the Trustee ceases to have any obligations to any Creditor in relation to any Trust;

         (c)      the date on which the Trustee replaces the Servicer with an
                  Eligible Servicer; and

         (d)      the date on which the Servicer is replaced after resigning under clause 7.3.

1.2      Interpretation

         The provisions of clause 1.2 of the Master Trust Deed apply to this
         Agreement, as if set out in full, and on the basis that a reference in clause 1.2(e), (f), (g), (k) or (l) to "this Deed" is a reference to this Agreement.

1.3      Limitation of Trustee's Liability

         (a)      General

                  Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this
                  Agreement.

         (b)      Liability of Trustee limited to its right to indemnity

                  (i)     The Trustee enters into this Agreement only in its
                          capacity as trustee of each Trust and in no other
                          capacity (except where the Transaction Documents
                          provide otherwise). Subject to paragraph (iii) below,
                          a liability arising under or in connection with this
                          Agreement or a Trust can be enforced against the
                          Trustee only to the extent to which it can be
                          satisfied out of the assets and property of the
                          relevant Trust which are available to satisfy the
                          right of the Trustee to be exonerated or indemnified
                          for the liability. This limitation of the Trustee's
                          liability applies despite any other provision of this
                          Agreement and extends to all liabilities and
                          obligations of the Trustee in any way connected with
                          any representation, warranty, conduct, omission,
                          agreement or transaction related to this Agreement or
                          a Trust.

                  (ii)    Subject to paragraph (iii) below, no person (including
                          any Relevant Party) may take action against the
                          Trustee in any capacity other than as trustee of the
                          relevant Trust or seek the appointment of a receiver
                          (except under the Security Trust Deed), or a
                          liquidator, an administrator or any similar person to
                          the Trustee or prove in any liquidation,
                          administration or arrangements of or affecting the
                          Trustee.

                  (iii)   The provisions of this clause 1.3 shall not apply to
                          any obligation or liability of the Trustee to the
                          extent that it is not satisfied because under a
                          Transaction Document or by operation of law there is a
                          reduction in the extent of the Trustee's
                          indemnification or exoneration out of the Assets of
                          the relevant Trust as a result of the Trustee's fraud,
                          negligence, or Default.

                  (iv)    It is acknowledged that the Relevant Parties are
                          responsible under this Agreement or the other
                          Transaction Documents for performing a variety of
                          obligations relating to each Trust. No act or omission
                          of the Trustee (including any related failure to
                          satisfy its obligations under this Agreement) will be
                          considered fraud, negligence or Default of the Trustee
                          for the purpose of paragraph (iii) above to the extent
                          to which the act or omission was caused or contributed
                          to by any failure by any Relevant Party or any person
                          who has been delegated or appointed by the Trustee in
                          accordance with the Transaction Documents to fulfil
                          its obligations relating to a Trust or by any other
                          act or omission of a Relevant Party or any such
                          person.

                  (v)     In exercising their powers under the Transaction
                          Documents, each of the Trustee, the Security Trustee
                          and the Noteholders
                                                                          Page 3

                          must ensure that no attorney, agent, delegate,
                          receiver or receiver and manager appointed by it in
                          accordance with this Agreement or any other
                          Transaction Documents has authority to act on behalf
                          of the Trustee in a way which exposes the Trustee to
                          any personal liability and no act or omission of any
                          such person will be considered fraud, negligence, or
                          Default of the Trustee for the purpose of paragraph
                          (iii) above.

                  (vi)    In this clause, Relevant Parties means each of the
                          Manager, the Servicer, the Custodian, the Calculation
                          Agent, each Paying Agent, the Note Trustee and the
                          provider of any Support Facility.

                  (vii)   Nothing in this clause limits the obligations
                          expressly imposed on the Trustee under the Transaction
                          Documents.

1.4      Supplementary Terms Notice

         This Agreement is subject to the Supplementary Terms Notice for each
         Relevant Trust. In case of any inconsistency, the relevant
         Supplementary Terms Notice shall prevail.

1.5      Knowledge of Trustee

         In relation to any Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the
         Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the
         administration of that Trust.

1.6      Knowledge of Servicer

         For the purposes of this Agreement, the Servicer will only be considered to have knowledge, notice of or to be aware of any thing if the Servicer has knowledge, notice or awareness of that thing by virtue of the actual knowledge, notice or awareness of the officers or employees of the Servicer who have day to day responsibility for the carrying its obligations under this Agreement.

2.       Appointment of servicer
--------------------------------------------------------------------------------
2.1      Appointment

         The Servicer is hereby appointed to perform the Services during the
         Term for each Trust in relation to which the Servicer is specified as, and agrees to act as, the Servicer in the relevant Supplementary Terms
         Notice. By executing a Supplementary Terms Notice, the Servicer shall be taken to have accepted that appointment, and agreed to perform the
         Services in relation to that Trust in accordance with this Agreement.

2.2      General duties and standard of care

         The Servicer shall service the Receivables:

         (a)      in accordance with this Agreement;

         (b)      to the extent not provided in this Agreement, in accordance with the applicable Procedures Manual as that is interpreted and applied by the Servicer in the ordinary course of its
                  business; and

         (c)      to the extent not covered by clauses 2.2(a) and (b), by
                  exercising the degree of diligence and care expected of an appropriately qualified Servicer of the relevant financial products.

2.3      Powers

         Subject to clauses 2.2, 3.1(i) and 3.3, the Servicer has the express power to the extent such action will not cause a Material Adverse
         Effect (that is, an event which will materially and adversely affect the amount of any payment to be made

                                                                          Page 4

         to any Noteholder, or will materially and adversely affect the timing of such payment):

         (a)      to waive any fees and break costs which may be collected in the ordinary course of servicing the Receivables or arrange the rescheduling of interest due and unpaid following a
                  default under any Receivables;

         (b)      in its discretion, to waive any right in respect of any
                  Receivables and Receivable Securities in the ordinary course of servicing the Receivables and Receivable Securities
                  (including in accordance with its normal collection
                  procedures); and

         (c)      to grant an extension of maturity beyond 30 years from the date any Receivable that relates to a mortgage loan was made, when required to do so by Law or a Government Agency. The
                  restriction on granting extensions that will not have a
                  Material Adverse Effect shall not apply where the extension is required by Law or a Government Agency.

2.4      Records

         (a)      The Servicer will maintain the Data Base used by it as a
                  master record of Receivables and Receivable Rights in relation to each Relevant Trust.

         (b)      Each Receivable will be electronically tagged so that all
                  related Collections and performance statistics (the nature of which shall be as mutually agreed from time to time by the
                  Servicer, the Manager and the Trustee) for that Receivable will be readily identified.

2.5      Servicer's power to delegate

         Without in any way affecting the generality of the above, the Servicer may in carrying out and performing its duties and obligations contained in this Agreement:

         (a)      (delegate to employees)  delegate to any of its officers and employees all Services (whether or not requiring or involving the Servicer's judgment or discretion);

         (b)      (appoint attorneys or subcontract) appoint any person to be its attorney or agent or delegate to or subcontract with any person for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Servicer) as the Servicer thinks fit with:

                  (i)     power for the attorney or agent to sub-delegate any
                          such powers, authorities or discretions;

                  (ii)    power to authorise the issue in the name of the
                          Servicer of documents bearing facsimile signatures of
                          the Servicer or of the attorney, agent or delegate
                          (either with or without proper manuscript signatures
                          of their officers); and

                  (iii)   provisions for the protection and convenience of those
                          dealing with any such attorney, agent or delegate as
                          they may think fit; and

         (c)      (suspend agents and sub-agents) supersede or suspend any such attorney, agent or delegate for such cause or reason as the
                  Servicer may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper,

         but despite any delegation or appointment under the above paragraphs of this clause, the Servicer shall remain liable for the performance of the Services in accordance with this Agreement and for the acts or omissions of any officer, employee, attorney, agent, delegate, sub-delegate or sub-agent and shall be solely responsible for the fees and expenses of such officer, employee, attorney, agent, delegate, sub-delegate or sub-agent.

                                                                         Page 5

2.6      Servicer's power to appoint advisers

         In accordance with its ordinary course of business, the Servicer may appoint and engage and act upon the opinion, advice or information obtained from any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Servicer properly to exercise and perform its duties and obligations under this Agreement.

2.7      Legal title

         The Servicer agrees that upon being directed to do so by the Trustee following a Title Perfection Event for a Relevant Trust, it will promptly take all action to perfect the Trustee's legal title to the relevant Receivables and Receivable Rights by:

         (a)      giving written notice of the Trustee's interest to any Obligor or Mortgagor;

         (b)      preparing, lodging and registering any Transfer of Receivable
                  Security;

         (c)      taking any other action required or permitted by law to
                  perfect such legal title;

         (d)      delivering all Relevant Documents which it has in its
                  possession and procuring the Custodian to deliver all other
                  Relevant Documents for that Trust to or to the order of the
                  Trustee. If the Servicer or the Custodian (as the case may be)
                  has not done so within 10 Business Days (or such longer period as the Trustee permits in its reasonable discretion), pursuant to the Custodian Agreement, the Trustee must enter any
                  premises where those Relevant Documents are kept, take
                  possession of and remove those Relevant Documents. The
                  Servicer shall assist the Trustee in doing so; and

         (e)      taking any other action which the Trustee requires it to do.

2.8      Transfer of custody of Relevant Documents

         If a Servicer Transfer Event occurs and is subsisting, the Servicer immediately must deliver all Relevant Documents which it has in its possession to the Trustee, or as it directs. If the Servicer has not done so within 10 Business Days (or such longer period as the Trustee in its reasonable discretion permits) the Trustee must enter any premises where the Relevant Documents are kept, take possession of and remove the Relevant Documents. The Servicer shall assist in doing so and will take or perform any acts which the Trustee reasonably directs it to do in relation to the Trustee taking possession of and removing the Relevant Documents. If the Trustee does not have possession of all of the Relevant Documents within that period it may, to the extent that it has information available to it to do so, lodge caveats in relation to the Receivables and Receivable Rights for which it does not hold the
         Relevant Documents.

2.9      License to enter Servicer's premises

         The Servicer irrevocably licenses the Trustee to enter onto its premises for the purpose of taking possession of, and removing, any
         Relevant Documents which the Servicer has in its possession in accordance with this Agreement.

3.       Undertakings
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3.1      Servicing Undertakings

         The Servicer undertakes that at all times during the Term it will:

         (a)      (notice of default) give notice in writing to the Trustee and each Designated Rating Agency of it becoming aware of the
                  occurrence of any Servicer Transfer Event;

         (b)      (compliance with law)
                                                                          Page 6

                  (i)      maintain in effect all qualifications, consents,
                           licenses, permits, approvals, exemptions, filings and
                           registrations as may be required under any applicable
                           law in order properly to service the Receivables and
                           Receivable Rights and to perform or comply with its
                           obligations under this Agreement;

                  (ii)     comply with all Laws in connection with servicing the
                           Receivables and Receivable Rights where failure to do
                           so would have a Material Adverse Effect; and

                  (iii)    comply with the Consumer Credit Legislation in
                           connection with servicing the Receivables and
                           Receivable Rights so that the Trustee does not
                           personally or in its capacity as trustee of the Trust
                           become liable to pay any Civil Penalty Payments.

         (c)      (Relevant Documents to Custodian) Unless the Servicer requires a Relevant Document to perform its duties as Servicer in
                  relation to the related Receivable, or otherwise comply with its obligations under the Transaction Documents, each Relevant
                  Document shall be delivered promptly to the Custodian to be dealt with in accordance with the Custodian Agreement.

         (d)      (Collections)

                  (i)      in relation to Receivables of which the Servicer (as
                           an Approved Seller) is the legal owner, collect all
                           moneys due under those Receivables and the Receivable
                           Rights; and

                  (ii)     in relation to Receivables of which the Trustee is
                           the legal owner, collect all moneys due under those
                           Receivables and Receivables Rights,

                  in accordance with the standards specified in clause 2.2, and pay them into the relevant Collection Account not later than the time that Servicer would be required to do so under clause
                  5;

         (e)      (Material Default) if a Material Default occurs in respect to a Receivable, take such action in accordance with the
                  Servicer's normal enforcement procedures to enforce the
                  relevant Receivable and the Receivable Right to the extent that the Servicer determines that enforcement procedures
                  should be taken;

         (f)      (Insurance Policies)

                  (i)      act (both in its capacity as Servicer and Approved
                           Seller) in accordance with the terms of any Mortgage
                           Insurance Policies;

                  (ii)     not do or omit to do anything (both in its capacity
                           as Servicer and Approved Seller) which, or the
                           omission of which, as the case may be, could be
                           reasonably expected to prejudicially affect or limit
                           its rights or the rights of the Trustee under or in
                           respect of a Mortgage Insurance Policy to the extent
                           those rights relate to a Receivable and the
                           Receivable Rights;

                  (iii)    promptly make a claim under any Mortgage Insurance
                           Policy when it is required to do so in accordance
                           with:

                           (A) the Procedures Manual;

                           (B) the Transaction Documents; and

                           (C) the terms of the Mortgage Insurance Policy;

                  (iv)     promptly notify the Manager when circumstances arise
                           that would entitle it to make a claim under a
                           Mortgage Insurance Policy; and

                  (v)      in respect of the HLIC Policy (as defined in the
                           Supplementary Terms Notice for Crusade Euro Trust No.
                           1 of 1998), perform the obligations and indemnify the
                           Trustee in respect of the
                                                                          Page 7

                           following provisions as if the following amendments
                           were made to the HLIC Policy:

                           (A)  in the section headed "DUTY OF DISCLOSURE" on
                                pages 2 and 3, wherever the word "Insured"
                                appears, it shall be replaced with the words
                                "First Insured (as Servicer)";

                           (B)  in the sixth and seventh lines of clause 3.6(a),
                                the words "then the Insured shall immediately
                                advise HLIC and promptly pay to HLIC any
                                overpayment by HLIC" shall be replaced with the
                                words "then the First Insured (as Servicer)
                                shall immediately advise the Trustee and HLIC
                                and, after receiving the appropriate funds from
                                the Trustee (if any), promptly pay to HLIC any
                                overpayment by HLIC";

                           (C)  in the fifth and sixth lines of clause 4.4, the
                                words "then the Insured shall immediately advise
                                HLIC of that fact and promptly repay to HLIC the
                                difference" shall be replaced with the words
                                "then the First Insured (as Servicer) shall
                                immediately advise the Trustee and HLIC of that
                                fact and, after receiving the appropriate funds
                                from the Trustee (if any), promptly repay to
                                HLIC the difference";

                           (D)  in clause 5:

                                (1)  wherever the word "Insured" (other than as
                                     "Insured Loan" or "Insured Loan Contract")
                                     appears, it shall be replaced with the
                                     words "First Insured (as Servicer)";

                                (2)  wherever the words "HLIC requests" and
                                     "HLIC reasonably requests" appear, they
                                     shall be replaced with "HLIC requests of
                                     the Trustee" and "HLIC reasonably requests
                                     of the Trustee", respectively; and

                                (3)  wherever the words "request from HLIC"
                                     appear, they shall be replaced with
                                     "request from HLIC to the Trustee";

                           (E)  in clause 6.1, the words "The Insured" in the
                                first line shall be replaced with the words "The
                                First Insured (as Servicer)";

                           (F)  in clause 6.2(a):

                                (1)  the word "Insured" in the first line shall
                                     be replaced with "Insured, who may request
                                     the First Insured alone (as Servicer)"; and

                                (2)  the words "and the First Insured (as
                                     Servicer) shall not unreasonably refuse to
                                     comply with the Trustee's request" shall be
                                     added to the end of the clause;

                           (G)  in clause 6.2(b), the words in the second line
                                "HLIC may require the Insured" shall be replaced
                                with "HLIC may require the Insured, who may
                                direct the First Insured alone (as Servicer) and
                                the First Insured (as Servicer) shall not
                                unreasonably refuse to comply with the Trustee's
                                request";

                           (H)  in clause 6.3:

                                (1)  wherever the word "Insured" (other than as
                                     "Insured Loan" or "Insured Loan Contract")

                                                                          Page 8

                                     appears, it shall be replaced with the word
                                     "First Insured (as Servicer)"; and

                                (2)  wherever the word "HLIC" appears, it shall
                                     be replaced with the word "HLIC and/or the
                                     Trustee (as the case may be)";

                           (I)  in clause 9.2, paragraphs (d) - (i) inclusive
                                shall apply solely to the First Insured (as
                                Servicer);

                           (J)  in clause 12, the word "Insured" at the end of
                                the second line shall be replaced with "First
                                Insured (as Servicer)";

         (g)      (Mortgaged Property Insurance) use reasonable endeavours by reference to Australian market practice to ensure that a
                  current policy of general insurance is maintained in respect of each Mortgaged Property;

         (h)      (no Security Interests) not consent to the creation or
                  existence of any Security Interest in favour of a third party in relation to any Mortgaged Property in connection with a
                  Receivable and the Receivable Rights:

                  (i)      without limiting paragraph (h)(ii), unless priority
                           arrangements are entered into with that third party
                           under which the third party acknowledges that the
                           Receivable and Receivable Rights ranks ahead in
                           priority to the third party Security Interest on
                           enforcement for an amount not less than the Unpaid
                           Balance of the Receivable plus such other amount as
                           the Servicer determines in accordance with the
                           Procedures Manual or its ordinary course of business;
                           or

                  (ii)     which would rank before or pari passu with the
                           relevant Receivable and Receivable Rights;

         (i)      (release of debt or vary terms) not, except as required by
                  Law, release an Obligor from any amount owing in respect of a
                  Receivable or otherwise vary or discharge any Receivable or
                  Receivable Right or enter into any agreement or arrangement which has the effect of altering the amount payable in respect of a Receivable or Receivable Right where it would have a
                  Material Adverse Effect;

         (j)      (binding provisions and orders of a competent authority)
                  release any Receivable or Receivable Right, reduce the amount outstanding under or vary the terms of any Receivable or grant other relief to an Obligor, if required to do so by any Law or if ordered to do so by a court, tribunal, authority, ombudsman or other entity whose decisions are binding on the Servicer.
                  If the order is due to the Servicer breaching any applicable
                  Law then the Servicer must indemnify the Trustee for any loss the Trustee may suffer by reason of the order. The amount of the loss is to be determined by agreement with the Trustee or failing this, by the Servicer's external auditors;

         (k)      (other miscellaneous things) attend to the stamping and
                  registration of all Relevant Documents for each Relevant Trust
                  (including documents which became Relevant Documents)
                  following any amendment, consolidation or other action, and in the case of any registration of any Mortgage that registration must result in the Mortgage having the ranking referred to in the relevant eligibility criteria in the Supplementary Terms
                  Notice. In relation to any Mortgage that is not registered at the relevant Closing Date, the Servicer shall ensure that it is lodged for registration not later than 120 days after that
                  Closing Date;

         (l)      (setting the Interest Rate)

                  (i)      the Servicer shall set the interest rate on the
                           Receivables in accordance with the requirements of
                           the Supplementary Terms Notice; and

                  (ii)     subject to the relevant Supplementary Terms Notice,
                           if the Trustee has perfected its title to the
                           Receivables or Receivable

                                                                          Page 9

                           Rights and the Trustee is entitled to vary the
                           interest rate in accordance with the terms of the
                           Receivables, the Servicer shall, in accordance with
                           the terms of the Receivables, set and maintain the
                           interest rate on the relevant Receivables at or above
                           the relevant Threshold Rate as advised by the Manager
                           in accordance with the Master Trust Deed and the
                           Supplementary Terms Notice and promptly notify the
                           relevant Obligors;

         (m)      (notification) notify:

                  (i)      the Trustee and the Manager of any event which it
                           reasonably believes is likely to have a Material
                           Adverse Effect promptly after becoming aware of such
                           event; and

                  (ii)     the Manager of anything else which the Manager
                           reasonably requires regarding any proposed
                           modification to any Receivable or Receivable Security
                           and the Services;

         (n)      (provide information and access on request) provide
                  information reasonably requested by the Trustee or the
                  Manager, with respect to all matters relating to each Relevant
                  Trust and the assets of the relevant Trust, and the Trustee or the Manager believes reasonably necessary for it to perform its obligations under the relevant Transaction Documents, and upon reasonable notice and at reasonable times permit the
                  Trustee to inspect the Data Base in relation to each Relevant
                  Trust;

         (o)      (comply with other obligations) comply with all its
                  obligations under any Transaction Document to which it is a party;

         (p)      (pay taxes) subject to receiving payment from, or being
                  reimbursed by, the relevant Obligor or being indemnified by the Trustee, pay all Taxes that relate to the Services (other than any Tax on or referable to the income of a Trust or of the Servicer) or ensure those Taxes are paid or where such
                  Taxes are incurred due to the default or breach of duty by the
                  Servicer, pay those Taxes or ensure that those Taxes are paid;

         (q)      (not claim) not claim any Security Interest over any Asset;

         (r)      (comply with Supplementary Terms Notice) comply with any
                  undertaking specified as an additional Servicer undertaking in a relevant Supplementary Terms Notice, including, without
                  limitation, providing the Manager with any information
                  referred to in that Supplementary Terms Notice;

         (s)      (update Receivables Register) update the Receivables Register and give a copy to the Manager and the Trustee:

                  (i)      within 3 months of the Closing Date for each Relevant
                           Trust;

                  (ii)     if its holding company has a short term rating from
                           the Designated Rating Agency of not less than A-1+
                           from S&P, P-1 from Moody's or F1+ from Fitch, not
                           later than the last Business Day of each calendar
                           year during the Term;

                  (iii)    if its holding company does not have such a rating,
                           on the last Business Day of each calendar quarter
                           during the Term; and

                  (iv)     within 30 days of a written request by the Trustee.

         (t)      (switches) notify the Manager immediately of each request by an Obligor to switch its Receivable to another product offered by an Approved Seller; and

         (u)      (comply with Trust Back) apply any moneys it receives in
                  relation to any Other Secured Liability in accordance with the relevant Trust Back in accordance with the directions of the
                  Trustee.

                                                                         Page 10

3.2      Undertakings of Servicer in its capacity as an Approved Seller

         The Servicer in its capacity as an Approved Seller undertakes that at all times during the Term, and for so long as it is the legal owner of any Receivable or Receivable Security, it will:

         (a)      (compliance with law)

                  (i)      maintain in effect all qualifications, consents,
                           licences, permits, approvals, exemptions, filings and
                           registrations as may be required under any applicable
                           Law in relation to its ownership of any Receivable or
                           Receivable Right and to perform or comply with its
                           obligations under this Agreement; and

                  (ii)     comply with all Laws in connection with any
                           Receivables and Receivable Rights, where failure to
                           do so would have a Material Adverse Effect;

         (b)      (comply with Supplementary Terms Notice) comply with any
                  undertaking specified in relation to it in its capacity as
                  Servicer in a relevant Supplementary Terms Notice and all
                  other Transaction Documents with respect to the relevant
                  Trust, including, without limitation, providing the Manager with any information referred to in that Supplementary Terms
                  Notice;

         (c)      (Insurance Policies) act in accordance with the terms of any
                  Mortgage Insurance Policies, and not do or omit to do anything which could be reasonably expected to prejudicially affect or limit the rights of the Trustee under or in respect of a
                  Mortgage Insurance Policy to the extent those rights relate to a Receivable and the Receivable Right;

         (d)      (no Security Interests) not consent to the creation or
                  existence of any Security Interest in favour of a third party in relation to any Mortgaged Property in connection with a
                  Receivable and the Receivable Right:

                  (i)      without limiting paragraph (d)(ii), unless priority
                           arrangements are entered in to with that third party
                           under which the third party acknowledges that the
                           Receivable and Receivable Right ranks ahead in
                           priority to the third party Security Interest on
                           enforcement for an amount not less than the Unpaid
                           Balance of the Receivable plus such other amount as
                           the Servicer (as an Approved Seller) determines in
                           accordance with the Procedures Manual or its ordinary
                           course of business; or

                  (ii)     which would rank before or pari passu with the
                           relevant Receivable and Receivable Right;

         (e)      (release of debt or vary terms) not, except as required by
                  Law, release an Obligor from any amount owing in respect of a
                  Receivable or otherwise vary or discharge any Receivable or
                  Receivable Right or enter into any agreement or arrangement which has the effect of altering the amount payable in respect of a Receivable or Receivable Right where it would have a
                  Material Adverse Effect;

         (f)      (binding provisions and orders of a competent authority)
                  release any Receivable or Receivable Right, reduce the amount outstanding under or vary the terms of any Receivable or grant other relief to an Obligor, if required to do so by any Law or if ordered to do so by a court, tribunal, authority, ombudsman or other entity whose decisions are binding on the Servicer
                  (as an Approved Seller). If the order is due to the Servicer
                  (as an Approved Seller) breaching any applicable Law then the
                  Servicer must indemnify the Trustee for any loss the Trustee may suffer by reason of the order. The amount of the loss is to be determined by agreement with the Trustee or failing
                  this, by the Servicer's external auditors; and

         (g)      (not claim) not claim any Security Interest over any Asset.

                                                                         Page 11

3.3      Material Adverse Effect

         (a)      In performing the Services, the Servicer shall have regard to whether what it does, or does not do, will have any Material
                  Adverse Effect.

         (b)      The Servicer may ask the Trustee or the Manager if any action or inaction on its part is reasonably likely to, or will, have a Material Adverse Effect.

         (c)      The Servicer may rely upon any statement by the Trustee or the
                  Manager that any action or inaction by the Servicer is
                  reasonably likely to, or will, have a Material Adverse Effect, provided it so relies in good faith.

         (d)      Subject to paragraphs (a) and (c), the Servicer shall not be liable for a breach of this Agreement, or be liable under any indemnity, in relation to any action or inaction on its part, where it has been notified by the Trustee or the Manager that the action or inaction is not reasonably likely to, or will not have a Material Adverse Effect.

4.       Procedures manual
--------------------------------------------------------------------------------
4.1      Trustee bound by acts of Servicer

         All acts of the Servicer in servicing the Receivables in accordance with the relevant Procedures Manual are binding on the Trustee.

4.2      No liability for compliance

         (a)      The Servicer is not in breach of its duties under this
                  Agreement or otherwise liable to the Trustee if it complies strictly with the relevant Procedures Manual unless:

                  (i)      the relevant Procedures Manual does not materially
                           comply with any Law; or

                  (ii)     the Servicer is not otherwise complying with clauses
                           2.2 and 3 in relation to the relevant matter or duty.

         (b)      If the Servicer becomes aware that any Procedures Manual does not materially comply with any Law, it shall notify the
                  Trustee within 10 Business Days and take all reasonable steps to rectify that non-compliance.

4.3      Amendments to Procedures Manual

         The Servicer shall not amend the relevant Procedures Manual in any way that would reasonably be expected to result in a Material Adverse
         Effect, unless it must do so to ensure compliance with Law. The
         Servicer shall notify the Trustee, the Manager and the Designated
         Rating Agency of any material amendment to the relevant Procedures
         Manual.

5.       Collection and remittance of moneys
--------------------------------------------------------------------------------
5.1      Collection of moneys

         (a)      The Servicer shall on behalf of the Trustee collect and
                  receive the Collections in respect of Receivables in relation to which the Servicer (as an Approved Seller) is the legal owner.

         (b)      In collecting and receiving the Collections for Receivables in relation to which it is (as an Approved Seller) the legal
                  owner, the Servicer shall:

                  (i)      act in accordance with the standards and practices
                           applied by the Servicer to other assets which it owns
                           in the ordinary course of its business (as an
                           Approved Seller) and in accordance with the
                           Procedures Manual; and

                                                                         Page 12

                  (ii)     exercise the degree of diligence and care expected of
                           an appropriately qualified lender in relation to the
                           relevant financial products.

         (c)      Following the perfection of title to any Receivable and
                  Receivable Rights, the Servicer shall assist the Trustee in relation to the collection and receipt of Collections in
                  respect of those Receivables and Receivable Rights.

5.2      Remittances

         (a)      If the Servicer has a short term rating of A-1+ from S&P, P-1 from Moody's or F1+ from Fitch, and the Standby Bank Guarantee is in place or the Servicer otherwise satisfies each relevant
                  Designated Rating Agency that any rating given by the
                  Designated Rating Agency in respect of the Notes will not be adversely affected, the Servicer must pay the Collections it receives during a Collection Period on the Remittance Date for that Collection Period into the relevant Collection Account.

         (b)      Subject to the terms of the relevant Supplementary Terms
                  Notice, on that Remittance Date, the Servicer must pay into the relevant Collection Account an amount equal to the
                  aggregate of:

                  (i)      the Collections received during the Collection Period
                           relating to that Remittance Date; and

                  (ii)     an amount equal to the interest that would have been
                           earned on such Collections received by it if they had
                           been deposited into the relevant Collection Account
                           five Business Days following receipt by the Servicer,

                  less an amount equal to any Taxes payable in relation to those
                  Collections and any other amount the Servicer may retain in accordance with any relevant Supplementary Terms Notice.

         (c)      If the Servicer does not have a short term rating of A-1+ from
                  S&P, P-1 from Moody's and F1+ from Fitch, or otherwise does not satisfy the requirements of each relevant Designated
                  Rating Agency so that the rating given by the Designated
                  Rating Agency in respect of the Notes will be adversely
                  affected, then the Servicer shall pay all Collections in its possession or control into the relevant Collection Account no later than two (2) Business Days following receipt.

         (d)      If a Collection Account is not maintained with the Servicer, or a subsidiary of the Servicer, all Collections in relation to the relevant Trust must be deposited into that Collection
                  Account no later than two Business Days following receipt of them by the Servicer.

         (e)      In respect of Crusade Euro Trust No.1 of 1998, if the amount standing to the credit of the Collection Account at any time exceeds the Standby Guarantee Limit (as defined in the Standby
                  Bank Guarantee) at that time the amount of that excess must be withdrawn from the Collection Account and deposited in an
                  account held with an Approved Bank (other than St.George)
                  unless the Standby Guarantor temporarily increases the Standby
                  Guarantee Limit (as defined in the Standby Bank Guarantee) by an amount equal to that excess.

5.3      Remittances to Trustee

         (a)      (Transfer of funds to Trustee) The Servicer shall pay to the relevant Collection Account all funds required to be paid to the Trustee in accordance with this clause 5 by wire transfer or as otherwise instructed by the Trustee in same day funds.

         (b)      (Payment dishonoured) If the Servicer pays funds relating to any payment in respect of Receivables and Receivable Rights to the Trustee and the related Obligor's payment is returned, or dishonoured, the Servicer shall be entitled to a return of the amount remitted to the

                                                                         Page 13

                  Trustee for which the Servicer did not receive funds from the
                  Obligor. The Servicer may withhold that amount from funds
                  subsequently remitted to the Trustee in relation to the
                  Relevant Trust.

5.4      Payments and Computations, etc.

         (a)      Subject to the terms of any relevant Supplementary Terms
                  Notice, the Servicer shall make all payments to the Trustee under a Transaction Document:

                  (i)      without set off or counterclaim and without
                           deduction, except in relation to any deductions that
                           may be made in accordance with this clause; and

                  (ii)     by paying or depositing it in accordance with the
                           terms of the relevant Transaction Document no later
                           than 4.00 pm on the day when due in same day funds.

         (b)      If any payment is due on a day which is not a Business Day, the due date will be the next Business Day.

5.5      Report by Servicer

         On or before each Determination Date for each Relevant Trust, the
         Servicer will prepare and submit to the Manager and the Trustee a report on Collections, and provide such other information as the
         Manager reasonably requires to prepare its report under clause 14.16 of the Master Trust Deed and at the end of each Financial Year produce a certificate for the Trustee and the Manager containing a schedule of information agreed from time to time with the Trustee and the Manager.

5.6      No Right of Set-Off

         Notwithstanding any term of any other document, whether relating to the establishment of a Collection Account or otherwise:

         (a)      if a Trust account is maintained with the Servicer, the
                  Servicer agrees that it shall have no right of set-off,
                  banker's lien, right of combination of accounts, right to
                  deduct moneys or any other analogous right or security in or against any funds held in the Trust Account for any amount owed to the Servicer; or

         (b)      if a Trust account is maintained with any Bank other than
                  St.George, the Manager shall use its best endeavours to ensure that the relevant Bank agrees that it shall have no right of set-off, banker's lien, right of combination of accounts,
                  right to deduct moneys or any other analogous right or
                  security in or against any funds held in the Trust Account for any amount owed to that Bank.

6.       Servicer fees
--------------------------------------------------------------------------------
6.1      Fee

         The Trustee shall in accordance with, and subject to the relevant
         Supplementary Terms Notice pay to the Servicer a fee for providing its services under this Agreement in relation to each Trust.

6.2      Expenses of Servicer

         (a)      The Trustee must reimburse the Servicer for all legal and
                  selling expenses relating to the enforcement and recovery of the Receivables, including legal expenses, valuations,
                  premiums on force-placed insurance policies where the relevant
                  Obligor has cancelled or let lapse an insurance policy, rates and taxes, any amount repaid to a liquidator or trustee in bankruptcy under any applicable law, binding code, order or decision of a court, tribunal or the like or based on the
                  advice of the Servicer's legal advisers, and other reasonable amounts which the Servicer reasonably

                                                                         Page 14

                  spends or incurs in relation to the enforcement or sale,
                  provided that where the consent of an insurer under a Mortgage
                  Insurance Policy is required in order for an expense to be reimbursable by that insurer, the Servicer will only be
                  reimbursed where it has obtained that consent. This right of reimbursement to the Servicer is subject to the terms of any relevant Trust Back under the Master Trust Deed.

         (b)      The Servicer will invoice the Trustee on each Determination
                  Date in relation to each Relevant Trust for the costs and
                  expenses under paragraph (a), and shall provide reasonable details and supporting documentation in relation to amounts to be reimbursed.

         (c)      This reimbursement shall be in accordance with the relevant
                  Supplementary Terms Notice.

         (d)      The Trustee must, in accordance with the Master Trust Deed and the relevant Supplementary Terms Notice on the recommendation of the Manager, reimburse the Servicer for all costs and
                  expenses incurred by the Servicer in complying with clause
                  2.7.

         (e)      Except as provided in this clause, the Servicer shall be
                  responsible for all other costs and expenses of servicing the
                  Receivables.

7.       Termination
--------------------------------------------------------------------------------
7.1      Expiry of Term

         This Agreement shall continue until the expiry of the Term.

7.2      Servicer Transfer Event

         (a)      If a Servicer Transfer Event occurs, the Trustee must at the direction of the Manager by notice terminate this Agreement with immediate effect.

         (b)      Following such action:

                  (i)      clause 2.8 shall apply;

                  (ii)     the Servicer must promptly transfer at its own cost
                           to the Trustee or as the Trustee directs the relevant
                           information in the Data Base held or maintained by
                           the Servicer in relation to this Agreement, the
                           Receivables or Receivable Rights; and

                  (iii)    unless and until another Eligible Servicer has been
                           appointed to be the Servicer, the Trustee shall act
                           as Servicer and be entitled to the fee payable under
                           clause 6 while so acting.

         (c)      No other person will be appointed to perform all or part of the obligations the Servicer has undertaken to perform under this Agreement or to service any of the Receivables unless:

                  (i)      the Trustee has terminated this Agreement in
                           accordance with the provisions of paragraph (a); or

                  (ii)     the Servicer has resigned in accordance with clause
                           7.3; and

                  in all circumstances that person must be an Eligible Servicer or the Trustee.

7.3      Resignation

         (a)      The Servicer shall not resign without first giving 120 days'
                  notice to the Designated Rating Agency, the Manager and the
                  Trustee. The Manager and the Trustee shall use reasonable
                  endeavours to procure the appointment of a replacement
                  Servicer which is an Eligible Servicer. The Servicer shall assist the Manager and the Trustee in procuring such
                  appointment if requested.

         (b)      When a notice under paragraph (a) is given, the Trustee and the Manager shall be entitled to appoint some other
                  corporation to be the Servicer of

                                                                         Page 15

                  the relevant Trust on any terms the Trustee sees fit
                  (including the amount of Servicer's Fee that would be payable to the replacement Servicer at market rates) provided that the terms of that appointment will not have an adverse effect on the ratings of the Notes and that corporation is an Eligible
                  Servicer.

         (c)      Subject to paragraph (d) below, until a replacement Servicer is appointed under paragraph (b) above, the Servicer must
                  continue to act as Servicer and be entitled to the fee payable under clause 6 while so acting.

         (d)      If an Eligible Servicer is not appointed by the expiry of the
                  120 day notice period given under paragraph (a) above, the
                  Trustee must itself act as Servicer and be entitled to a fee payable under clause 6 while so acting.

         (e)      Despite paragraph (a), the Trustee may resign as Servicer by giving one (1) day's notice to the Designated Rating Agency and the Manager when the appointment of a replacement Servicer
                  (which is an Eligible Servicer) has been procured to take
                  effect from the Trustee's resignation as Servicer.

7.4      Survival

         The obligations of the Servicer under clause 7 survive the termination of this Agreement.

7.5      Release of outgoing Servicer

         Except as provided in clause 7.4, upon retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Servicer under this Agreement at that date, the outgoing
         Servicer shall be released from all further obligations under this
         Agreement but no release under this clause shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Servicer or its officers, employees, agents or delegates.

7.6      New Servicer to execute deed

         (a)      A new Servicer shall execute a deed in such form as the
                  Trustee may reasonably require under which the new Servicer shall undertake to the Trustee and other relevant parties to be bound by all the covenants on the part of the Servicer
                  under the Transaction Documents from the date of execution of the new deed on the same terms contained in the Transaction
                  Documents.

         (b)      On and from the date of execution of the new deed, the new
                  Servicer shall and may afterwards exercise all the powers, enjoy all the rights and shall be subject to all the duties and obligations of the Servicer under the Transaction
                  Documents as fully as though the new Servicer had been
                  originally named as a party to it.

7.7      Settlement and discharge

         Subject to clause 7.5, the Trustee shall settle with the outgoing
         Servicer the amount of any sums payable by the outgoing Servicer to the
         Trustee or by the Trustee to the outgoing Servicer and shall give to or accept from the outgoing Servicer a discharge in respect of those sums which shall be conclusive and binding as between the Trustee, the outgoing Servicer, the new Servicer, the Manager, the Beneficiaries and
         the Noteholders.

8.       Indemnity
--------------------------------------------------------------------------------
8.1      Indemnity

         Subject to the succeeding provision of this clause, the Servicer fully indemnifies the Trustee from and against all direct and indirect costs, expenses, losses, damages, liabilities or actions arising or resulting from any action or conduct undertaken or not taken by the Servicer (as
         Servicer or Approved Seller) or its

                                                                         Page 16

         officers, employees or agents including as a consequence of a Servicer
         Transfer Event, or a failure by the Servicer to perform its duties under this Agreement (as Servicer or Approved Seller), including, without limitation, a failure to keep the Receivables Register in accordance with this Agreement.

8.2      Limitation of liability

         The Servicer is not liable:

         (a)      in connection with anything done by it in good faith in
                  reliance upon any document, form or list provided by or on behalf of the Trustee except when it has actual knowledge, or ought reasonably to know, that the document, form or list is not genuine or accurate;

         (b)      if it fails to do anything because it is prevented or hindered from doing it by any Law; or

         (c)      subject to the Corporations Law, if a person (other than a delegate or agent of the Servicer) fails to carry out an
                  agreement with the Trustee or the Servicer in connection with the Services (except when the failure is due to the Servicer's own neglect, fraud or default).

8.3      No liability for acts of certain persons

         If the Servicer relies in good faith on an opinion, advice, information or statement given to it, by a person the Servicer is not liable for any misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of that person, except:

         (a)      when the person is not independent from the Servicer; or

         (b)      it would not be reasonable to rely upon the opinion, advice, information or statement from the person who gives it; or

         (c)      where that person is a delegate or agent of the Servicer.

         A person will be regarded as independent notwithstanding that the person acts or has acted as adviser to the Servicer so long as separate instructions are given by the Servicer to that person.

8.4      No liability for loss etc

         The Servicer is not liable:

         (a)      for any loss, cost, liability or expense arising out of the exercise or non-exercise of a discretion by the Trustee or the
                  Manager or the act or omission of the Trustee or the Manager except to the extent that it has arisen out of the Servicer's own fraud, negligence or default; or

         (b)      for any loss, cost, liability or expense caused by its failure to check any information, document, form or list supplied or purported to be supplied to it by the Trustee or the Manager except to the extent that the loss is caused by the Servicer's own fraud, negligence or default.

         This exclusion does not apply in relation to the acts or omissions of the Manager for so long as the Servicer is a Related Body Corporate of the Manager.

8.5      Method of claiming under indemnity

         The Servicer shall not be obliged to pay any indemnity under this
         Agreement, unless:

         (a)      the Trustee first establishes that there has been a breach that has caused loss;

         (b)      the indemnity claimed represents no more than the loss
                  incurred as a result of the breach; and

         (c)      the Manager on behalf of the Trustee first gives the Servicer a written notice specifying:

                  (i)      the quantum of the claim; and

                                                                         Page 17

                  (ii)     the basis of the claim.

8.6      Time of Payment

         The Servicer shall pay any amount it is required to pay under this clause within 7 Business Days of receipt of notice under clause 8.5.

9.       Representations and warranties
--------------------------------------------------------------------------------
9.1      Representations and Warranties

         The Servicer makes the representations and warranties in clause 27.1 of the Master Trust Deed in relation to itself for the benefit of the
         Trustee.

9.2      Reliance

         The Servicer acknowledges that the Trustee has entered into this
         Agreement in reliance on the representations and warranties in clause
         9.1.

9.3      Survival of Representations and Indemnities

         (a)      All representations and warranties in a Transaction Document survive the execution and delivery of the Transaction
                  Documents.

         (b)      Each indemnity in this Agreement:

                  (i)      is a continuing obligation;

                  (ii)     is a separate and independent obligation; and

                  (iii)    survives termination or discharge of this Agreement.

10.      The servicer may act as banker
--------------------------------------------------------------------------------

         The Servicer may (without having to account to the Trustee) engage in any kind of banking, finance, trust or other business permitted under any law with any Obligor as if it did not have obligations under this
         Agreement and it were not the Servicer but subject to the provisions of this Agreement. The Servicer shall not be required to account to the
         Trustee for any moneys received by it on any account that is unrelated to Receivables and Receivable Rights or the Services.

11.      Administrative provisions
--------------------------------------------------------------------------------
11.1     Notices

         All notices, requests, demands, consents, approvals or agreements to or by a party to this Agreement:

         (a)      must be in writing;

         (b)      must be signed by an Authorised Signatory of the sender; and

         (c)      will be taken to be duly given or made (in the case of
                  delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this Agreement or to any other address which it may have notified the sender, but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4 pm
                  (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which
                  business is generally carried on in that place.

11.2     Governing Law and Jurisdiction

         This Agreement is governed by the laws of the New South Wales. Each of the Servicer and the Trustee submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

                                                                         Page 18

11.3     Assignment

         No party may assign, novate, transfer or deal with its obligations under this Agreement except for the creation of a charge by the Trustee under the relevant Security Trust Deed.

11.4     Amendment

         This Agreement can only be amended in writing, and provided:

         (a)      prior notice of any proposed amendment is given to the
                  Designated Rating Agency; and

         (b)      the amendment will not result in an adverse effect on the
                  ratings of any Notes.

11.5     Severability clause

         Any provisions of any Transaction Document which are prohibited or unenforceable in any jurisdiction are ineffective to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

11.6     Costs and Expenses

         (a)      (Trustees costs and expenses) On demand the Servicer shall reimburse the Trustee for the reasonable expenses of the
                  Trustee (as applicable) in relation to any enforcement of this
                  Agreement by the Trustee against the Servicer for breaching this Agreement including in each case legal costs and expenses on a full indemnity basis and each party shall bear their own costs (other than legal costs) relating to the preparation execution and completion of this Agreement.

         (b)      (Stamp duty) In addition, the Servicer shall pay all stamp and registration Taxes (including fines and penalties) which may be payable or determined to be payable in relation to the
                  execution, delivery, performance or enforcement of this
                  Agreement.

         (c)      (Servicer's costs and expenses) In accordance with the
                  Supplementary Terms Notice, the Trustee shall reimburse the
                  Servicer for the reasonable expenses of the Servicer (as
                  applicable) in relation to any enforcement of this Agreement including in each case legal costs and expenses on a full
                  indemnity basis, except to the extent that such enforcement relates to a breach by the Servicer of this Agreement.

11.7     Waivers:  Remedies Cumulative

         (a)      No failure on the part of a party to exercise and no delay in exercising any right, power or remedy under any Transaction
                  Document operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

         (b)      The rights, powers and remedies provided to the Trustee in the
                  Transaction Documents are in addition to any right, power or remedy provided by law.

         EXECUTED in Canberra.

         Each attorney executing this Agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

                                                                         Page 19

For agreement executed under power of attorney

c40

SIGNED on behalf of                   )
ST.GEORGE BANK LIMITED                )
by its attorney                       )
in the presence of:                   )
                                          --------------------------------------
                                          Signature

--------------------------------------    --------------------------------------
Witness                                   Print name

--------------------------------------
Print name

SIGNED on behalf of                    )
CRUSADE MANAGEMENT LIMITED             )
by its attorney                        )
in the presence of:                    )

                                           -------------------------------------
                                           Signature

--------------------------------------    --------------------------------------
Witness                                    Print name

--------------------------------------
Print name

For agreement executed under power of attorney

c40

SIGNED on behalf of                       )
NATIONAL MUTUAL TRUSTEES                  )
LIMITED (ACN 004 029 841)                 )
by its attorney under power of attorney   )
dated                                     )
who hereby declare that no notice         )
of alteration to or revocation of         )
the said Power of Attorney has            )
been received by them                     )
in the presence of:                       )
                                              ----------------------------------
                                              Signature

-------------------------------------------   ----------------------------------
Witness                                       Print name

-------------------------------------------
Print name

                                                                         Page 20

         SCHEDULE 1

         RECEIVABLES REGISTER INFORMATION
--------------------------------------------------------------------------------

         The Receivables Register shall contain the following information in relation to each Mortgage.

1.       Name and address of the relevant Obligor(s).

2.       Account/reference number of the loan under the relevant loan document, letter of offer or terms and conditions.

3.       The title reference for the relevant Mortgaged Property.

4.       Such other information as the Servicer and the Trustee may agree from time to time.

5.       The registered dealing number of that Mortgage from the relevant Land
         Titles Office together with:

         (a)  in respect of Mortgaged Property in New South Wales, the volume and folio number(s) for the Mortgaged Property;

         (b)  in respect of Mortgaged Property in Queensland, a description of the lot, county, parish and title reference(s) of the Mortgaged
              Property;

         (c)  in respect of Mortgaged Property in Western Australia:

              (i)  lot and diagram/plan/strata plan number(s) or location name and number(s); and

              (ii) volume and folio number(s) or crown lease number(s);

         (d)  in respect of Mortgaged Property in South Australia, the volume and folio number(s) for the Mortgaged Property;

         (e)  in respect of Mortgaged Property in Tasmania, the volume and folio number(s) for the Mortgaged Property;

         (f)  in respect of Mortgaged Property in the Australian Capital
              Territory district/division, section, block, unit, volume and folio number(s) for the Mortgaged Property;

         (g)  in respect of Mortgaged Property in the Northern Territory, the
              Receivables Register, volume, folio, location, parcel, plan and unit for the Mortgaged Property;

         (h)  in respect of Mortgaged Property in Victoria, the volume and folio number(s) for the Mortgaged Property.

6.       Details of the direct debit authorities in respect of Obligors.

                                                                         Page 21